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$25,000.00


                      DEMAND NEGOTIABLE PROMISSORY NOTE

The undersigned ELECTRONIC HARDWARE CORPORATION of 320 Broad Hollow Road, Farmingdale, New York 11735 in consideration for a loan of $25,000.00 made by David Kassel (the receipt of which is hereby acknowledged), hereby promises to pay David Kassel the sum of Twenty-five Thousand ($25,000.00) dollars on Demand at 61 West 62nd Street New York or such address as David Kassel may specify in writing.

Interest shall accrue at 10% per annum. Interest of $208.34 shall be paid monthly.

This note and its enforceability shall be governed by the laws of the state of New York.

October 27, 1998


                                       ELECTRONIC HARDWARE CORPORATION

                                       Andrew Franzone /s/ Andrew Franzone
                                                       -------------------

                                       David Kassel /s/ David Kassel
                                                    ----------------


Witnesses by:

/s/ illegible
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